UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 29, 2004


                             VIASYS HEALTHCARE INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-16121                   04-3505871
     ----------------            ---------------------        --------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

               227 Washington Street, Suite 200
                     Conshohocken, PA                              19428
       (Address of Principal Executive Offices)                 (Zip Code)




       Registrant's telephone number, including area code: (610) 862-0800
                                                           --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events and Required FD Disclosure.

         On July 9, 2004, Arie Cohen replaced William V. Murray as the Group President, Respiratory Technologies, following Mr. Murray's departure from VIASYS Healthcare Inc. (the "Company"). On July 26, 2004, Randy H. Thurman assumed Stephen P. Connelly's former operating responsibilities and his former title of President, following Mr. Connelly's departure from the Company.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits.

                           Exhibit Number   Description
                           --------------   -----------

                           99.1 Press Release issued July 29, 2004 by VIASYS Healthcare, Inc.

Item 12.     Results of Operations and Financial Condition.


         On July 29, 2004, the Company issued a press release announcing its financial results for the three and six months ended July 3, 2004, and containing certain other information. A copy of the press release is attached as
Exhibit 99.1 to this Report and is incorporated herein by reference.

         In the attached press release, the Company announced its operating income from continuing operations, income from continuing operations and diluted earnings per share from continuing operations in accordance with generally accepted accounting principles ("GAAP") and on a non-GAAP basis (a "non-GAAP financial measure"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements. Management does not intend the presentation of non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management of the Company believes that the non-GAAP financial measures of operating income from continuing operations, income from continuing operations and diluted earnings per share from continuing operations provide investors with an understanding of the Company's core operations from period to period on a comparable basis by eliminating certain restructuring charges that occurred in 2004, by eliminating legal expenses relating to a litigation matter involving our ability to distribute nitric oxide gas, and by excluding income related to a payment received in connection with the dismissal of the litigation. Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company's historical results, exclusive of these items.

         The information, including Exhibit 99.1, in this Report, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             VIASYS HEALTHCARE INC.
                             (Registrant)

                             By:  /s/ Martin P. Galvan
                                  ---------------------
                                      Martin P. Galvan
                                      Senior Vice President and Chief Financial
                                      Officer

Dated: July 29, 2004

                                  Exhibit Index


         Exhibit Number    Description
         --------------    -----------

         99.1              Press Release issued July 29, 2004 by VIASYS
                           Healthcare, Inc.